                                                                    EXHIBIT 10.3

                               SECURITY AGREEMENT

               AGREEMENT made the 27th day of November, 1996 by and between EDUDATA CORPORATION, a Delaware corporation ("Debtor"); those parties identified on SCHEDULE A annexed hereto (each herein called a "Lender" and, collectively, the "Lenders"); and M.H MEYERSON & CO., INC., as agent for the Lenders (in such capacity herein called the "Agent").

                              W I T N E S S E T H:

          1. Grant of Security Interest. To secure the payment of indebtedness to the Lenders evidenced by certain Promissory Notes of even date herewith in the aggregate amount of up to $1,600,000 (hereinafter, collectively, the "NOTES", and individually, A "Note"), and also to secure any other indebtedness or liability of the Debtor to each Lender, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including all future advances or loans which may be made to the Debtor at the option of the Lenders (hereinafter collectively called the "Obligations"), the Debtor hereby grants and conveys to each of the Lenders a continuing security interest in and to all property and assets of the Debtor of every kind and description, whether now existing or hereafter acquired, produced or created, including without limitation, all accounts receivable, chattel paper, instruments, stock certificates, notes, drafts, acceptances and other forms of instruments or obligations, now or hereafter owing to the Debtor, whether arising from the sale of goods or rendition of services by the Debtor, all of the Debtor's rights in, to and under all purchase orders, now or hereafter received by the Debtor for goods or services, and all monies due or to become due to the Debtor under all contracts for the sale of goods or the performance of services by the Debtor (whether or not yet earned by performance), or in connection with any other transaction (including, without limitation, the right to receive the proceeds of said purchase orders and contracts), and all collateral security and guarantees of any kind given by any obligor with respect to any of the foregoing; all equipment and fixtures; all motor vehicles; all general intangibles; all documents; all of the Debtor's inventory (within the meaning of the Uniform Commercial Code as, from time to time, in effect in the State of New York; hereinafter, the "Uniform Commercial Code"), including, without limitation, goods, merchandise and other personal property, now or hereafter owned or acquired and wheresoever located, which are held for sale or lease or are fumished or to be furnished under a contract of service or are raw materials used or consumed or to be consumed in the Debtor's businesses, and all additions and accessions thereto, and all returns and refunds applicable thereto and the right to collect the same; all proceeds and products thereof, and all increases, substitutions, replacements, additions and accessions thereto (all of the foregoing, hereinafter referred to collectively as the "Collateral").

               The security interest granted herein to each Lender is an undivided interest in the Collateral as a tenant-in-common with every other Lender. Each Lender may realize upon the Collateral, as set forth in Section 4 hereof, to the extent of its Loan Percentage (as hereinafter defined), as computed from time to time. The amount of each Lender's "Loan Percentage" shall be the percentage computed by dividing the indebtedness owed to such Lender by the aggregate indebtedness owed to all Lenders.

          2.   Covenants of Debtor. The Debtor covenants and agrees as follows:

               (a) The lien granted by the Debtor to the Lenders in the Collateral is a first ideal priority security interest. There are no other mortgages, pledges, liens, security interests, claims, encumbrances or changes of any kind ("Encumbrances") on any of the property of the Debtor other than as set forth in Schedule B and the Debtor shall not intentionally grant any further Encumbrances without the Agent's written consent. At the request of the Debtor, the Lenders shall subordinate the lien granted to them hereby to liens of the nature specified in Items (v) and (vi) of Schedule B in a manner reasonably acceptable to the Lenders.

               (b) To pay and perform all of the obligations secured by this Agreement according to their terms.

               (c) To defend the title to the Collateral against all persons and against all claims and demands whatsoever, which Collateral the Debtor hereby represents is lawfully owned by the Debtor and is now free and clear of any and all liens, security interests, claims, charges, encumbrances, taxes and assessments, except for the security interest granted hereby and the security interests described on Schedule B hereto.

               (d) On at least twenty (20) days notice in writing by the Agent, to do the following: furnish further assurance of title, execute any written agreement or do any other acts necessary to effectuate the purposes and provisions of this Agreement, execute any instrument or statement required by law or otherwise in order to perfect, continue or terminate the security interest of the Agent, on behalf of the Lenders, in the Collateral and pay all costs of filing in connection therewith.

               (e) To keep the Collateral, at the Debtor's expense, in good repair and condition (reasonable wear and tear excepted).

               (f) To retain possession of the Collateral at the locations specified in SCHEDULE C, and not to remove, sell, exchange, assign, loan, deliver, lease, license, mortgage or otherwise dispose of same (other than inventory sold or receivables collected or cash disbursements made in the ordinary course of business so long as an Event of Default has not occurred and is not continuing hereunder) without the prior written consent of the Agent.

               (g) To keep the Collateral free and clear of all further liens, charges and encumbrances, other than those identified on SCHEDULE B.

               (h) To pay, within twenty (20) days of the date when due, all taxes, assessments and license fees relating to the Collateral except as same may be contested by the Debtor in good faith by proper proceedings and providing adequate reserves for the accrual of same are maintained if required by generally accepted accounting principles.

               (i) To keep the Collateral and records relating to the Collateral available for inspection by the Agent and each Lender at all reasonable times.

               (j) To keep the Collateral fully insured against loss by fire, theft and other casualties. The Debtor shall give prompt written notice to the Agent and to insurers of loss or damage to the Collateral and shall promptly file proofs of loss with insurers.

               (k) To comply with the material terms and conditions of any leases covering the premises wherein the Collateral is located and any material orders, ordinances, laws or statutes applicable to the Debtor of any city, state or governmental department having jurisdiction with respect to such premises or the conduct of business thereon, if the failure to comply therewith results in the termination of any such lease or the inability of the Debtor to operate its business thereon.

          3. Financing Statements. The Agent, for itself and on behalf of each of the other Lenders, is hereby authorized by the Debtor to sign on behalf of the Debtor and file Form UCC-1 Financing Statements to perfect the security interest in the Collateral granted herein and to file Form UCC-3 Amendments, Releases and Termination Statements.

          4.   Events of Default and Remedies.

               (a) The following shall constitute an "Event of Default" by the Debtor hereunder:

                    (1) An Event of Default (as defined therein) shall occur under any of the Notes, after giving effect to all notice provisions and cure periods provided for therein;

                    (2) Failure by the Debtor to comply with or perform any provision of this Agreement, provided, however, that with respect to a failure by the Debtor to comply with any of the provisions of Section 2(c), (e), (i),
(j), and (k) of this Agreement, such failure is not remedied within twenty (20) days after the Debtor's receipt of written notice of same; or

                    (3) Subjection of any of the Collateral to levy of execution or other judicial process, which is not released, discharged, dismissed, stayed or fully bonded for a period of 30 days or more after its entry, issue or stay, as the case may be.

                         (b)  Upon any default by the Debtor hereunder, the
Agent, on behalf of the Lenders, shall have all the rights, remedies and privileges with respect to repossession, retention and sale of any or all of the Collateral of the Debtor and disposition of the proceeds as are accorded by the applicable sections of the Uniform Commercial Code.

                         (c)  Upon any default by the Debtor hereunder and upon
demand of the Agent, the Debtor shall assemble the Collateral and make it available to the Agent at the place and at the time designated in the demand.

                         (d)  If the Debtor shall default in the performance of
any of the provisions of this Agreement on the Debtor's part to be performed, the Agent may, or at the direction of the Required Lenders (as hereinafter defined in Section 5(g)) shall, perform same for the Debtor's accounts and any monies expended in so doing shall be chargeable with interest to the Debtor and added to the indebtedness to the Lenders secured hereby, ratably according to their respective Loan Percentage.

          5.   The Agent.

               (a)  Authorization.

                    (1) Each Lender has irrevocably authorized the Agent, as agent hereunder, to take such action on its behalf and as its agent under this Agreement, the Note executed in favor of such Lender and all other documents executed in connection therewith (collectively, the "Loan Documents"), and to exercise such powers as are specifically delegated to it hereunder and thereunder, including, without limitation, powers with respect to the enforcement and collection of the Obligations, and to exercise such other powers as are reasonably incidental thereto; provided, however, that the Agent shall not, without the express authorization of the Required Lenders (as hereinafter defined), be authorized to waive any payment default under the Notes.

                    (2) Except as set forth in subparagraph (1) hereinabove, the Agent shall not be required to but may, in its sole discretion, exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law.

               (b)  Notices.

                    (1) The Agent shall transmit promptly to each Lender each notice received by it from the Debtor hereunder which the Debtor is not required to furnish to the Lenders and each of the Lenders shall transmit promptly to the Agent each notice received by it from the Debtor which is not otherwise required to be delivered to the Agent by the terms hereof. The Agent shall be under no obligation toward any Lender to ascertain or inquire as to the performance or observance of any of the terms, covenants or conditions hereof to be performed or observed by the Debtor, but the Agent and each Lender shall promptly notify one another of any Event of Default of which it has actual notice.

                    (2) Each Lender expressly authorizes the Agent to collect all sums due such Lender under the Loan Documents. The Agent shall promptly disburse to the Lenders (to the extent of their ratable interest therein according to the outstanding Loan Percentage of each Lender) available funds received by it for the benefit of the Lenders.

               (c) Exculpation. In exercising its duties and powers hereunder, the Agent shall exercise the same care which it would exercise in dealing with loans for its own account, but neither the Agent nor any of its directors, officers, employees or attorneys shall be responsible for the truth or accuracy of any representations or warranties given or made herein or for the validity, effectiveness, sufficiency or enforceability of this Agreement, or any other Loan Documents, and the Agent or any of its directors, officers, employees or attorneys shall not be liable to any of the Lenders for any action taken or omitted to be taken by it or any of them under the Loan Documents, except in the case of its or their wilful misconduct or gross negligence. Each of the Lenders represents and warrants to the Agent that it has made its own independent judgment with respect to entering into this Agreement and the other Loan Documents and undertaking its obligations hereunder and thereunder. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the Loan Documents. The powers conferred by this Agreement on the Agent hereunder are solely to protect its and the Lenders' interest in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral. Neither the Agent nor any of its directors, officers, employees (excluding any independent contractors employed by the Agent) or attorneys shall have any responsibility
(1) to the Debtor on account of the failure or delay in performance or breach of any Lender of any of its obligations hereunder, or (2) to any Lender on account of the failure of or delay in performance or breach by any other Lender or the Debtors of any of their obligations hereunder.

          (d) Reliance. The Agent, as Agent hereunder, (1) shall be entitled to rely on any communication, instrument or document believed by it to be genuine or correct and to have been signed or sent by a person or persons believed by it to be the proper person or persons; (2) shall be entitled to consult with legal counsel, independent public accountants and other professional advisers and experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (3) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement; (4) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Debtor or to inspect the property (including the books and records) of the Debtor; (5) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or venue of this Agreement or any other instrument or document furnished pursuant hereto; and (6) shall incur no liability under or in respect of this Agreement by acting upon notice, consent, certificate or other instrument or writing (which may be by telegram, telecopier, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

          (e) Expenses and Indemnification. Each Lender agrees (1) to reimburse the Agent, as agent hereunder, on demand, pro rata in accordance with its Loan Percentage, for all expenses incurred by the Agent in connection with the preparation, execution, operation and enforcement of, or legal advice in respect of rights or responsibilities under, this Agreement and any document delivered in connection herewith, to the extent that such expenses are not timely reimbursed or reimbursable by the Debtor, and (2) to indemnify and hold harmless the Agent and any of its directors, officers or employees, on demand, pro rata in accordance with its Loan Percentage, from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Agent under the Loan Documents, to the extent that expenses and costs incurred by it in connection with such liability are not reimbursed by the Debtor; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or wilful misconduct.

          (f) Other Lenders. None of the Lenders (other than the Agent) shall be deemed to be agent of any other Lenders; none of such Lenders or any of their respective directors, officers or employees shall have any responsibility to the Debtor on account of the failure or delay in performance or breach of any other Lender of any of its obligations hereunder or to any other Lender on account of the failure of or delay in performance or breach by any other Lender or the Debtor of its obligations hereunder.

          (g) Removal or Resignation of Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and the Debtor and may be removed at any time, with or without cause, by the Required Lenders, and upon any such resignation or removal the Required Lenders shall have the night to appoint a successor Agent. "Required Lenders" shall mean any Lender or Lenders
(1) holding Notes evidencing, in the aggregate, an amount equal to not less than 75% of the aggregate principal amount of all Notes then outstanding; and (2) constituting at least 51% in number of all Lenders holding unpaid Notes. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent. Upon the acceptance by a successor Agent of its appointment as Agent hereunder, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

     6. Fees and Expenses of Agent. Upon any default, the reasonable attorneys' fees and the legal and other expenses for pursuing, searching for, receiving, taking, keeping, storing, advertising for the sale of and selling the Collateral incurred by the Agent shall be chargeable to and paid by the Debtor.

     7. Liability for Deficiency. The Debtor shall remain liable for any deficiency under the Obligations resulting from a sale of the Collateral and shall pay any such deficiency forthwith on demand.

     8. Waiver. Waiver of or acquiescence in any default by the Debtor, or failure of the Agent to insist upon strict performance by the Debtor of any warranties or covenants in this Agreement, shall not constitute a waiver of any subsequent or other default or failure.

     9. Notices. All notices to any party hereof shall be in writing and shall be sufficiently given at the time of delivery if delivered to such party in person, by Federal Express or similar receipted delivery, or on the fifth (5th) business day after mailing if mailed, postage prepaid, by certified mail, return receipt requested, addressed to such party at his address herein set forth or to such other address as he, by notice to the others, may designate from time to time.

     10. Captions. The captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement nor the intent of any provision thereof.

     11. Successors and Assigns. The terms, warranties and agreements herein contained shall bind and inure to the benefit of the respective parties hereto, and their respective legal representatives, successors and assigns.

     12. Gender and Number. The gender and number used in this Agreement are used as a reference term only and shall apply with the same effect whether the parties are of the masculine or feminine gender, corporate or other form, and the singular shall likewise include the plural.

     13.  Modification of Agreement. This Agreement may not be changed orally.

     14. Governinq Law. This Agreement shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal law of the State of New York. The Debtor (1) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York, (2) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum, and (3) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding, and the Debtor further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding.

          IN WITNESS WHEREOF, the parties have signed this agreement on the day and year first above written.

DEBTOR:                               LENDERS:

EDUDATA CORPORATION                   Each Lender has entered into a
                                      Subscription Agreement with Edudata
                                      Corporation that has been accepted by
By: /s/ ROBERT H. GUREVITCH           Edudata Corporation as of the date hereof.
   ----------------------------       Pursuant to the terms of each such
   Name: Robert H. Gurevitch          Subscription Agreement, the execution of
   Title: CEO/Chairman                each Subscription Agreement by such
                                      Lender is deemed to constitute the execu-
AGENT:                                tion of this Agreement by such Lender and
                                      the agreement by such Lender to be bound
M.H. MEYERSON & CO., INC.             by the terms of this Agreement.


By: /s/ RONALD I. HELLER
   ----------------------------
   Name: Ronald I. Heller
   Title: